UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 30, 2009

Changda International Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-53566	98-0521484
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2870-Agricultural
Chemicals	0001417624
(Standard Industrial	(Central Index Key)
Classification)

10th Floor Chenhong Building No. 301
East Dong Feng Street
Weifang, Peoples Republic of China
(Address of principal executive offices, including zip code)

86 1586 311 1662
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 30, 2009, The Directors of Changda International Holdings, Inc. a Nevada corporation (the "Company") determined that it was in the best interests of the Company to change the Company’s fiscal year end to December 31.   The Directors unanimously resolved:

1.	That, effectively immediately, the Company’s fiscal year end is December 31; and

2.	That the officers of the Corporation are authorized and instructed to take whatever steps are necessary to effectuate the change in the Company’s fiscal year end to December 31.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 2, 2009	By: /s/ Jan Pannemann /s/
Jan Pannemann
Corporate Secretary